EXHIBIT 4.1

                   [LOGO OF MOTIENT CORPORATION APPEARS HERE]

  NUMBER                                                                  SHARES

MN                           MOTIENT CORPORATION

     INCORPORATED UNDER THE LAWS                              CUSIP 619908 30 4
     OF THE STATE OF DELAWARE                                  SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND NEW YORK, NY


THIS CERTIFIES THAT






IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.01 PER SHARE OF

                               MOTIENT CORPORATION


(hereinafter, the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and by-laws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder of this certificate, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

                   [SEAL OF MOTIENT CORPORATION APPEARS HERE]


/s/ David H. Engvall                   /s/ Walter J. Purnell, Jr.
    SECRETARY                              PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                             COUNTERSIGNED AND REGISTERED:

                                                EquiServe Trust Company, N.A.
                                                             TRANSFER AGENT
                                                             AND REGISTRAR

                                                BY

                                                             AUTHORIZED OFFICER

 The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM - as tenants in common                       UNIF GIFT MIN ACT -          Custodian
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right of                                          __________________
          survivorship and not as tenants in common                              (Cust)       (Minor)
                                                                                 under Uniform Gifts to
                                                                                 Minors Act_________
                                                                                             (State)


     Additional abbreviations may also be used though not in the above list.


For value received _______________________ hereby sell, assign and transfer unto

              PLEASE INSERT SOCIAL SECURITY OR OTHER
                IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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__________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated:__________________________



                                      ------------------------------------------

                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


----------------------------------------------------

THE SIGNATURE SHOULD BE GURANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEED MEDALLION PRGOGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.